CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Exhibit 10.18

This letter agreement (this “Letter Agreement”) is made as of January 17th, 2020 (the “Effective Date”), by and between Deciphera Pharmaceuticals, LLC a limited liability company organized and existing under the laws of Delaware, U.S.A., located at 200 Smith Street, Waltham, MA 02451, U.S.A., (“Deciphera”), and Zai Lab (Shanghai) Co., Ltd., an exempted company organized and existing under the laws of P.R. of China, located at 4F, Bldg 1, Jinchuang Plaza, 4560 Jinke Rd, Shanghai, China, 201210 (“Zai”) in connection with that certain License Agreement entered by and between Deciphera and Zai, dated as of June 10, 2019 (the “License Agreement”).  Capitalized terms used herein and not otherwise defined shall have the meanings given to them in the License Agreement.  The purpose of this Letter Agreement is to clarify several operational matters contemplated by the License Agreement. In connection therewith, the undersigned hereby agrees and acknowledges as follows:

1.	[***]
2.	For clarity, for Article 6 (Regulatory), Section 13.1(e) (By Zai) and Section 15.8 (Effect of Termination) of the License Agreement, the definition of “Regulatory Approval” shall be amended to mean,

“with respect to a Licensed Product in a region or a country, each approval from the necessary Governmental Authority or Regulatory Authority necessary to conduct Clinical Trials, import, market or sell such Licensed Product in such region, including pricing approvals (but excluding reimbursement approvals).”

3.	[***]
4.	[***]
5.	[***]
6.

Zai shall comply, and shall cause its Affiliates, Sublicensees and subcontractors to comply, with all Applicable Laws, including without limitation GCP and regulations promulgated by the NMPA, in their conduct of all Clinical Trials in the Territory.

7.

Notwithstanding anything to the contrary in Section 6.4 (Adverse Event Reporting) of the License Agreement, Zai shall be responsible for complying with all Applicable Laws governing Adverse Events in the Territory for all Clinical Trials conducted in the Territory and the Parties shall execute a Pharmacovigilance Agreement per the License Agreement to reflect the agreement among the Parties with respect to such matters, including that Zai will provide in English adverse events from Regional Studies for inclusion in a reporting system chosen by Deciphera.

8.	Prior to Zai initiating any Clinical Trial in the Territory, Zai (a) shall have and maintain such type and amounts of clinical trial insurance covering the conduct of

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED WITH [***], HAS BEEN OMITTED BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

each such Clinical Trial in the Territory that is normal and customary in the pharmaceutical industry generally for similarly situated companies to conduct each such Clinical Trial; and (b) shall name Deciphera and all its Affiliates as full named insureds thereunder who are each entitled to the full benefits of such insurance policy.

9.	[***]
10.

The governing law and dispute resolution provisions of the License Agreement, as amended from time to time, shall apply to the provisions of this letter agreement.  Any notices or other communication required to be provided under the provisions of this Letter Agreement shall be provided in accordance with the notice provision of the License Agreement as amended from time to time.  In the event of a conflict between a term or condition of this Letter Agreement and a term or condition of the License Agreement, the term or condition of this Letter Agreement shall control.  This Letter Agreement may be executed in multiple counterparts which, taken together, shall constitute one and the same agreement.  This Letter Agreement may only be amended with the written consent of both Parties hereto.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the Parties intending to be bound have caused this Letter Agreement to be executed by their duly authorized representatives as of the Effective Date.

Deciphera Pharmaceuticals, LLC	Zai Lab (Shanghai) Co., Ltd.

By: /s/ Steve Hoerter	By: /s/ Samantha Du

Name: Steve Hoerter	Name: Samantha Du

Title: President and Chief Executive Officer	Title: Chairman and Chief Executive Officer

Date: 17th, Jan., 2020	Date: 17th, Jan., 2020